UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 29, 2005

STANDARD AERO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-124394	98-0432892
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
145 Duncan Drive, Suite 1000
San Antonio, Texas 78226
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (210) 334-6105
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”
     On August 29, 2005, Standard Aero Holdings, Inc. (the “Company”) issued a press release announcing the extension of the expiration date of its offer to exchange up to $200 million in aggregate principal amount of its registered 8 1/4% senior subordinated notes due 2014 for its outstanding unregistered 8 1/4% senior subordinated notes due 2014.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit Number	Description

99	Press Release, dated August 29, 2005, issued by Standard Aero Holdings, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STANDARD AERO HOLDINGS, INC.

Date: August 29, 2005	By: /s/ Bradley Bertouille
Bradley Bertouille
Chief Financial Officer